UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

KIDPIK CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Kidpik Corp.

200 Park Avenue South, 3rd Floor

New York, New York 10003

(212) 399-2323

May 1, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Kidpik Corp., a Delaware corporation. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement, including a description in detail of the actions expected to be taken at the Annual Meeting.

We have determined that the Annual Meeting will be held in a virtual meeting format only and will be conducted via live audio webcast. You will be able to attend the meeting online, submit questions and vote your shares electronically by visiting www.cleartrustonline.com/kidpik (please note this link is case sensitive), with your 12-Digit Control Number included on your notice or proxy card. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts.

We are pleased to be using the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of the proxy materials, lowers the costs of the annual meeting and helps to conserve natural resources.

Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. On or about May 1, 2023, we began mailing our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2023 proxy statement and 2022 annual report, and how to vote online. The Notice also includes instructions on how to request a paper copy of the proxy materials, including the notice of annual meeting, 2023 proxy statement, 2022 annual report and proxy card.

To be admitted to the virtual annual meeting, stockholders must enter the 12-Digit Control Number included on your notice or proxy card, or, in the case of beneficial stockholders, requested in advance by pre-registration, at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting.

Whether or not you plan to attend the Annual Meeting, your vote is important to us. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card, or you may vote via the internet at the Annual Meeting. We encourage you to vote by proxy on the Internet, by telephone or by proxy card even if you plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the Annual Meeting.

I hope that you will attend the meeting and thank you for your continued support of Kidpik Corp.

Sincerely,

/s/ Ezra Dabah
Ezra Dabah
Chairman of the Board

Kidpik Corp.

200 Park Avenue South, 3rd Floor

New York, New York 10003

(212) 399-2323

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Kidpik Corp. (“Kidpik” or the “Company”), will be held on Monday, June 19, 2023, at 3:00 p.m., Eastern Standard Time, in a virtual format only at www.cleartrustonline.com/kidpik (please note this link is case sensitive). You will need to have your 12-Digit Control Number included on your notice or the instructions that accompanied your proxy materials in order to join the Annual Meeting. The annual meeting is being held for the following purposes:

1.	To elect two Class II Directors to the Board of Directors;

2.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2023;

3.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.001 per share, by a ratio of between one-for-five to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to April 24, 2024; and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

As of the date of this proxy statement, the Company has received no notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the proxy card, or their duly constituted substitutes acting at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote the shares represented by proxy or otherwise act on such matters in accordance with their judgment.

The close of business on April 24, 2023, has been fixed as the record date for determining those stockholders entitled to vote at the Annual Meeting. Accordingly, only stockholders of record as of the close of business on that date are entitled to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on June 19, 2023. The proxy statement and 2022 Annual Report are available on the Internet at www.cleartrustonline.com/kidpik (please note this link is case sensitive).

By Order of the Board of Directors,

/s/ Ezra Dabah
Ezra Dabah
Chairman of the Board

New York, New York
May 1, 2023

Appendix A –	Form of Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Kidpik Corp.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

We sent a notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 1, 2023, to our stockholders of record entitled to vote at the Annual Meeting. All stockholders have the ability to access the proxy materials online and to download printable versions of the proxy materials or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy can be found on the Notice. We have made these proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Kidpik Corp., a Delaware corporation (“we,” “our,” “us,” “Kidpik” and the “Company”) of proxies to be voted at our Annual Meeting of Stockholders to be held on June 19, 2023, at 3:00 p.m. Eastern Standard Time (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. This year’s Annual meeting will be a completely “virtual” meeting of stockholders. You are invited to attend the virtual Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting, by visiting at www.cleartrustonline.com/kidpik.

What is included in the proxy materials?

The proxy materials include:

●	Our proxy statement for the Annual Meeting; and

●	Our 2022 Annual Report on Form 10-K, for the year ended December 31, 2022, which includes our audited financial statements for the fiscal year ended December 31, 2022 (the “2022 Annual Report”).

If you request printed versions of these proxy materials by mail, these materials will also include the proxy card for the Annual Meeting.

How can I get electronic access to the proxy materials?

Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet.

How do I attend the Annual Meeting?

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit www.cleartrustonline.com/kidpik (please note this link is case sensitive) and enter the control number on your notice or proxy card, or on the instructions that accompanied your proxy materials. If you hold shares in a brokerage account, you must request a special control number from ClearTrust in advance by following the instructions found on the website at www.cleartrustonline.com/kidpik.

We recommend you check in to the Annual Meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

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How do I ask questions during the Annual Meeting?

We plan to hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.

You may submit a question at any time during the meeting by using the Q&A feature in the meeting portal. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.

What do I do if I have technical difficulties or trouble accessing the virtual meeting website?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 813-308-9980 | Access Code 675813 for assistance. The Help Line will open at 2:00 P.M. ET on June 19, 2023, and will remain open for the duration of the meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

●	the election of two Class II Directors to hold office until the 2026 Annual Meeting of Stockholders;

●	the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2023; and

●	the approval of an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.001 per share, by a ratio of between one-for-five to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to April 24, 2024.

Stockholders will also be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Company’s Board of Directors is unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The Board of Directors has fixed the close of business on April 24, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, Kidpik had issued and outstanding 7,688,194 shares of common stock.

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days before and prior to the Annual Meeting.

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How many votes do I have?

Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders, including the election of Directors. Cumulative voting by stockholders is not permitted.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote:

1.	“FOR” the appointment of the two Class II nominees to the Board of Directors;
2.	“FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2023; and
3.	“FOR” the approval of an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.001 per share, by a ratio of between one-for-five to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to April 24, 2024.

How can I vote my shares?

If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:

●	By Internet—If you have internet access, you may submit your proxy by going to www.cleartrustonline.com/kidpik (please note this link is case sensitive) and by following the instructions on how to complete an electronic proxy card. You will need the 12-Digit Control Number included on your notice or proxy card, in order to vote by internet.

●	By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-813-235-4490 and by following the recorded instructions. You will need the 12-Digit Control Number included on your notice or proxy card in order to vote by telephone.

●	By Mail—If you have received a printed copy of the proxy materials by mail, you may vote by mail by indicating your vote, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Will my vote be confidential?

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

How may I vote my shares in person at the Annual Meeting?

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, April 24, 2023, and our guests. You will be asked to provide your control number in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Annual Meeting, you must request a control number by pre-registering as a beneficial stockholder at www.cleartrustonline.com/kidpik and following the instructions contained therein, no later than June 15, 2023, at 5:00 p.m. Eastern time, in order to be admitted. No recording of the meeting will be permitted. At the Annual Meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

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Who will conduct the Annual Meeting?

The Chairman of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain “routine” matters, including the ratification of the independent registered public accounting firm and approval of the authority of our Board of Directors to amend our Second Amended and Restated Certificate of Incorporation to affect the proposed reverse stock split. The proposal to elect two Class II Directors is a non-routine matter. As a result, your broker does not have discretionary authority to vote your shares on this proposal on your behalf without receiving specific voting instructions from you.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the stockholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Annual Meeting, Proposal No. 2 and Proposal No. 3 are considered routine, which means that your broker, trustee or other nominee can vote your shares on Proposal No. 2 and Proposal No. 3 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker “non-vote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

Could other matters be decided at the Annual Meeting?

At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

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How can I change my vote?

Whether you have voted by internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to our Secretary, provided such statement is received no later than June 16, 2023;

●	voting by internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 16, 2023;

●	submitting a properly signed proxy card, which has a later date than your previous vote, and that is received by ClearTrust no later than June 16, 2023; or

●	attending the virtual Annual Meeting and voting via the internet.

If you hold shares in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

What are the quorum and voting requirements to elect Directors and approve the other proposal described in the proxy statement?

In order to take action on the matters scheduled for a vote at the Annual Meeting, a quorum (a majority of the aggregate number of shares of the Company’s common stock issued and outstanding and entitled to vote as of the Record Date for the Annual Meeting) must be present in person or by proxy.

A plurality of the votes cast at the annual meeting is required for approval of Proposal No. 1, concerning the election of two Class II Directors. The affirmative vote of holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at the Annual Meeting, assuming a quorum is present, is required for approval of Proposal No. 2, concerning the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal year 2023. Approval of Proposal No. 3, relating to approval of an amendment to the Second Amended and Restated Certificate of Incorporation to effect a reverse stock split, requires the affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote on such matter at the Annual Meeting. For each of these proposals, stockholders may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting.

Because broker “non-votes” are not entitled to vote at the Annual Meeting, broker “non-votes” will have no effect on Proposal No. 2, but will be the same as a vote “AGAINST” Proposal No. 3.

What are the Board of Directors’ recommendations for voting at the Annual Meeting?

Our Board of Directors (the “Board”) recommends that you vote your shares:

●	“FOR” the appointment of the two Class II nominees to the Board of Directors (Proposal No. 1).
●	“FOR” the ratification of the appointment of CohnReznick LLP, as the Company’s independent auditors for the fiscal year 2023 (Proposal No. 2).
●	“FOR” approval of an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.001 per share, by a ratio of between one-for-five to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to April 24, 2024 (Proposal No. 3).

What is an “abstention” and how would it affect the vote?

An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter (other than the election of Directors for which the choice is limited to “for” or “abstain”). Because abstentions are treated as shares of common stock present for purposes of determining a quorum and because Proposal No. 2, concerning the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal year 2023, requires the affirmative vote of holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at the Annual Meeting, assuming a quorum is present, abstaining has the same effect as a vote “AGAINST” such proposal. Similarly, because Proposal No. 3, approval of an amendment to the Second Amended and Restated Certificate of Incorporation to effect a reverse stock split, requires the affirmative vote of the holders of a majority of the outstanding stock of the Company entitled to vote on such matter at the Annual Meeting, abstaining will have the same effect as a vote AGAINST” such proposal.

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What is a broker “non-vote” and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 2, concerning the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2023, is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Thus, there may be broker “non-votes” on Proposal No. 2 and Proposal No. 3. Brokerage firms may not vote with respect to Proposal No. 1 without their clients having furnished voting instructions. There may be broker “non-votes” with respect to Proposal No. 1, but they will have no effect on Proposal No. 1, which requires only a plurality of votes cast.

Who will count the votes?

The Company’s proxy processor and tabulator, ClearTrust LLC, will serve as proxy tabulator and count the votes. The results will be certified by the inspector of election.

Who will conduct the proxy solicitation and how much will it cost?

We will pay the costs relating to this proxy statement, the proxy solicitation and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “Kidpik” and “Kidpik Corp.” refer specifically to Kidpik Corp.

In addition, unless the context otherwise requires and for the purposes of this proxy statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“IPO” refers to the Company’s initial public offering, which closed on November 15, 2021, pursuant to which the Company sold 2,117,647 shares of common stock at a price to the public of $8.50 per share, pursuant to that certain Underwriting Agreement, dated November 10, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of several underwriters named in the Underwriting Agreement;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

This Proxy Statement includes forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of words such as “could,” “should,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain” and “confident” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this Proxy Statement. Except as required by law, we do not undertake to update such forward-looking statements. Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors” in our 2022 Annual Report on Form 10-K, as well as elsewhere in our filings with the SEC. If any of these considerations or risks materialize, our expectations (or underlying assumptions) may change or not be realized and our performance may be adversely affected. Therefore, you should not rely unduly on any forward-looking statements.

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We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 (the “2022 Annual Report”).

You may also request a copy of this proxy statement and the annual report from the Company at the following address and telephone number:

Kidpik Corp.

Attn: Corporate Secretary

200 Park Avenue South, 3rd Floor, New York, New York 10003

(212) 399-2323

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Set forth below is certain information regarding our directors as of May 1, 2023:

Name	Position	Age	Director Since
Ezra Dabah	Chairman, President and Chief Executive Officer	69	August 2016
David Oddi	Director	52	October 2021
Bart Sichel	Director	58	March 2022
Jill Kronenberg	Director	53	November 2022

Under the Second Amended and Restated Certificate of Incorporation of the Company, the Board of Directors is classified into three classes of Directors. Two Directors serving in Class II have a term expiring at the Annual Meeting. The Board of Directors has nominated the current Class II Directors, Ezra Dabah and Jill Kronenberg, for re-election as Class II Directors, to serve for a three-year term until the 2026 Annual Meeting of Stockholders of the Company and until their respective successor(s) is elected and qualified or until their earlier death, resignation, retirement, disqualification or removal. Although management has no reason to believe that the nominee will not be available as a candidate, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy.

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Nominee Information

The Board of Directors believes that the director nominees possess the qualities and experience that the Board believes that nominees should possess, as described in detail below in the section entitled “Corporate Governance—Nominations for Directors.” The Board of Directors seeks out, and the Board of Directors is comprised of, individuals whose background and experience complement those of other Board members. The nominees for election to the Board of Directors, together with biographical information furnished by each of them, are set forth below.

The following is information regarding the nominees for election as Class II Directors:

Class II Director Nominees

Ezra Dabah, has served as the Chief Executive Officer and director of the Company since April 2015 and as Chairman since October 2021. Mr. Dabah has also served since 2012 as the Chief Executive Officer and member of the Board of Directors of, is the majority owner of, Nina Footwear Corp., a wholesaler of women’s and kids’ shoes and accessories (“Nina Footwear”). From 2013 to June 2015, Mr. Dabah served as the Chief Executive Officer of Ezrani 2 Corp. d/b/a RUUM American Kid’s Wear (“RUUM”), a company which owned and operated childrenswear specialty retail stores. Mr. Dabah purchased this business from American Eagle Outfitters Inc (NYSE: AEO) and rebranded the stores and business from 77 kids by American Eagle to RUUM American kids wear. Ezrani 2 Corp., voluntarily filed for Chapter 7 bankruptcy on June 18, 2015, while Mr. Dabah was its Chief Executive Officer, which bankruptcy was closed in August 2018. Mr. Dabah has over 45 years of experience in apparel wholesale and retail operations. From 1972 to 1993, he was a director and an executive officer of The Gitano Group, Inc. (NYSE:GIT)(“Gitano”), where he managed product design, merchandising, and procurement. In 1984, he founded and became president of E.J. Gitano, a children’s apparel division of Gitano. In 1991, Mr. Dabah joined The Children’s Place Retail Stores, Inc. (NASDAQ:PLCE) as its Chairman and CEO, leading the company’s turnaround and repositioning it from a store that sold discounted brands to a single vertically integrated brand that has stores, taking it public in 1997. In November 2004, The Children’s Place purchased The Disney Stores (300+ stores) from the Walt Disney Co (NYSE: DIS). Under Mr. Dabah’s leadership the store count grew from approximately 150 in 1990 to almost 1,200 and sales reached $2 billion by the end of 2006. Mr. Dabah resigned from The Children’s Place as its Chief Executive in September 2007. Between 2007 and 2012, Mr. Dabah developed Ahhmigo, a natural and organic energy drink with patented ingredients dispensing cap technology. We believe that Mr. Dabah’s extensive experience in apparel and retail operations and his prior service as a Chief Executive Officer of a public company (The Children’s Place Retail Stores, Inc.), make him well qualified to serve as a member of the Board of Directors.

Jill Kronenberg, has served as a Director of the Company since November 2022 and is a member of our Audit Committee. Ms. Kronenberg is a seasoned executive with over 20 years of merchandising experience in the retail industry. Ms. Kronenberg has served as the President of JSK Associates, an independent advisory and consulting firm specializing in a wide range of merchandising and strategic growth initiatives since 2015. Ms. Kronenberg served as Chief Merchandising Officer of Marc Ecko Enterprises, a multichannel, fashion apparel brand from 2011-2012, overseeing merchandising, marketing, planning, design, and production. Prior to working at Marc Ecko Enterprises, Ms. Kronenberg served as Senior Vice President of Merchandising and General Merchandise Manager for The Children’s Place (NASDAQ: PLCE) from 2006-2008. Prior to joining The Children’s Place, Ms. Kronenberg spent 9 years at Aeropostale, Inc. (ARO) (from 1997-2006) where she was a key member of the executive team responsible for Aeropostale’s rapid growth and initial public offering, while serving as Vice President of Merchandising and General Merchandise Manager. During her tenure at Aeropostale, Ms. Kronenberg also led and developed the JIMMY’Z brand and organization, Aeropostale’s California lifestyle concept. Prior to Aeropostale, Ms. Kronenberg served as a buyer for Petrie Retail, Inc. and Caldor Inc. Ms. Kronenberg served on the PA Executive Board of Rodeph Sholom School and as PA President of The Shefa School. She earned her Bachelor of Science in Marketing and Management from the School of Business at the State University of New York at Albany. We have concluded that Ms. Kronenberg is well qualified to serve on our board based upon her extensive merchandising and business strategy experience.

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Continuing Directors

The following is information regarding our Directors whose terms continue after the 2023 Annual Meeting:

Class I Director – Term Expiring at the 2025 Annual Meeting

David Oddi, has served as a Director of the Company since October 2021 and is the Chair of our Audit Committee. Mr. Oddi is a founding member and partner of Goode Partners, LLC, a private equity firm, that focuses primarily on investments in the consumer sector, specifically consumer brands and services, retail, restaurants and direct marketing/selling. Prior to the founding of Goode Partners in 2005, Mr. Oddi was a Partner of Saunders Karp & Megrue (SKM), a private equity firm, where he was primarily responsible for identifying potential investment opportunities, structuring and executing new transactions and monitoring certain of the firm’s portfolio investments, from 1994 to 2004. Prior to joining SKM, Mr. Oddi served in the Leveraged Finance Group of Salomon Brothers from 1992 to 1994. Mr. Oddi currently serves as a member of the board of directors of numerous private companies and has previously served on the board of directors of: All Saints, Capital IQ, Charlotte Russe Holding (NASDAQ: CHIC), Chuy’s (NASDAQ: CHUY), The Children’s Place (NASDAQ: PLCE), Dave’s Killer Bread, Elephant Bar Restaurants, Incipio®, Intermix LLC, La Colombe Coffee, Lacrosse Unlimited, Luxury Optical Holdings, Ollie’s Bargain Outlet, Rosa Mexicano, Rue 21, Skullcandy, Strike Holdings and Tommy Bahama. Mr. Oddi is a graduate of the University of Pennsylvania, where he received a B.S. in Economics from the Wharton School. We have concluded that Mr. Oddi should serve on our board based upon his experience as an investor and board member of other companies.

Class III Director – Term Expiring at the 2024 Annual Meeting

Bart Sichel, has served as a Director of the Company since March 2022 and is a member of our Audit Committee. Mr. Sichel is a proven marketing leader and veteran c-level executive in the retail space. Since November 2022, Mr. Sichel has served as the Executive Vice President, Chief Marketing and Customer Officer of Bed Bath & Beyond (NASDAQ: BBBY). Prior to that Mr. Sichel has served as the President of bps Captura, an independent advisory and consulting firm to senior corporate leaders, private equity firms, and boards across multiple consumer- facing industries, from October 2019 to November 2022. Since March 2020, he has served as a senior advisor to Banyan Holmdel, in the Fintech industry; since October 2020 he has served as a senior advisor to Impact Analytics, in the merchandising analytics industry, and since September 2020 he has served on the advisory board of Forman Mills, in the retail industry. Mr. Sichel has also served as an adjunct professor at NYU since December 2019. Mr. Sichel previously worked at Burlington Stores (“Burlington”) from 2011 to August 2019, where he served as Executive Vice President and Chief Marketing Officer. He was a key member of the leadership team that turned the business around and launched its initial public offering. At Burlington, Mr. Sichel was responsible for marketing, corporate strategy and the company’s push into e-commerce. Prior to joining Burlington, from 1998 to 2011, Mr. Sichel served as a Principal at McKinsey & Company. He was a leader in McKinsey’s Marketing and Retail practices in North America. Prior to 1998, Mr. Sichel worked in various capacities across consumer facing industries including retail, e-commerce, packaged goods, financial services, and media. Mr. Sichel serves on the national board of directors for The Leukemia & Lymphoma Society. Mr. Sichel holds an M.B.A. from Columbia University and a B.A. from Vassar College. We have concluded that Mr. Sichel is well qualified to serve on our board based upon his extensive marketing, ecommerce, and business strategy experience.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1, THE ELECTION OF EZRA DABAH AND JILL KRONENBERG AS CLASS II DIRECTORS.

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CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Ezra Dabah. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Dabah possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

The Board believes that this leadership structure best serves the Company and its stockholders at this time. The Board evaluates its structure periodically, as well as when warranted by specific circumstances in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks (The Company’s committees are described in greater detail below).

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Family Relationships amongst Directors and Officers

There are no family relationships among our directors and executive officers, except that Moshe Dabah, our Vice President, Chief Operating Officer and Chief Technology Officer, is the son of Ezra Dabah, our Chief Executive Officer and Chairman.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person, including directors, pursuant to which the officer was selected to serve as an officer or director.

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Involvement in Certain Legal Proceedings

To our knowledge, none of our executive officers or directors has been involved in any of the following events during the past ten years, except as described under “Business Experience”, above: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Other Directorships

No director of the Company is also a director of an issuer with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Classified board of directors

Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

●	the Class I director is David Oddi, and his term will expire at the annual meeting of stockholders to be held in 2025;

●	the Class II directors are Ezra Dabah and Jill Kronenberg, and each of their terms will expire at the 2023 annual meeting, subject to the Board’s recommendation, as set forth above, for their re-appointment as a member of the Board of Directors at the 2023 Annual meeting; and

●	the Class III director is Bart Sichel, and his term will expire at the annual meeting of stockholders to be held in 2024.

Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws authorize only our board of directors to fill vacancies on our board of directors. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

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Committees of the Board

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has one committee: the audit committee.

Board Committee Membership

	Independent	Audit Committee
Ezra Dabah(1)
David Oddi	X	C
Bart Sichel	X	M
Jill Kronenberg	X	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Mr. Oddi, Mr. Sichel and Ms. Kronenberg. Each member of the Audit Committee meets the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate (as required by Nasdaq rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Oddi, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Oddi has acquired these attributes as a result of his significant experience serving on the board of directors of various private and public companies and as an investor and founder of a private equity firm.

The Audit Committee has authority for (1) reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC, including disclosures to the Audit Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls; (2) reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; (3) reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; (4) seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; (5) reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; (6) reviewing progress of the internal audit program, key findings and management’s action plans to address findings; (7) periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; (8) seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and (9) recommending to the Board any changes in ethics or compliance policies that the Audit Committee deems appropriate. The Committee will also review any issues relating to conflicts of interests and all related party transactions of the Company. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee Charter was filed as Exhibit 99.1 to the Form S-1 Registration Statement filed by the Company with the SEC on October 6, 2021.

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Compensation Committee and Nominating and Corporate Governance Committee

The Board does not currently have a Compensation Committee or Nominating and Corporate Governance Committee as under applicable rules of The Nasdaq Capital Market, the Company is not required to have such committees due to the Company’s status as a “controlled company”.

Nominations for Directors

The Board of Directors is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines.

In considering individual director nominees and Board committee appointments, our Board seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Board considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Board takes into account. In evaluating prospective candidates, the Board also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Board believes must be met by a prospective director nominee, the Board does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Board evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Board uses a variety of methods for identifying and evaluating director nominees. The Board also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Board considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Board through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Board and may be considered at any point during the year.

Director Independence

The Board of Directors annually (or upon appointment of a new director) determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with Nasdaq’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. David Oddi, Mr. Bart Sichel and Ms. Kronenberg is an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act, and has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Board Diversity Matrix

Beginning in 2022, we surveyed the Board and asked each director to self-identify their race/ethnicity, gender identity and LGBTQ+ identity. The results are presented below in the table below, which provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of April 24, 2023)*
Total Number of Directors	4
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

* The Company’s 2021 Board Diversity Matrix was publicly disclosed in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders.

Because we have a Board of Directors of five or fewer members, we may satisfy Nasdaq’s diversity rules by having least one diverse director who self-identifies as female, LGBTQ+, or an underrepresented minority, and as shown in the table above, we currently meet that requirement as of April 24, 2023.

Website Availability of Documents

The charter of the audit committee of the Board identified above is available on our website at www.kidpik.com, under “Investors” – “Governance” – “Governance Documents”. Copies of the committee charter are also available for free upon written request to our Corporate Secretary.

Stockholder Communications with the Board

A stockholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our Secretary, 200 Park Avenue South, 3rd Floor, New York, New York 10003, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed.

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Board of Directors Meetings

During the year ending December 31, 2022, the Board of Directors held five meetings and took various other actions via the unanimous written consent of the board of directors and the various committees described above. All directors attended the board of directors’ meeting and committee meetings relating to the committees on which each director served during fiscal year 2022 (during the periods which they served as directors). Each Director attended the Company’s 2022 Annual Meeting of Stockholders (during the periods which they served as directors). Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Executive Sessions of the Board of Directors

The independent members of our board of directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build; however, while ‘short sales’ are discouraged by the Company, the Company does not currently have a policy prohibiting such transactions. We are considering implementing a policy prohibiting such transactions in the future.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results. We plan to implement a clawback policy in the future, once required, although we have not yet implemented such policy.

Code of Ethics

We have adopted a Code of Ethical Business Conduct (“Code of Ethics”) that applies to all of our directors, officers and employees.

The Code of Ethics was filed as Exhibit 14.1 to the Registration Statement on Form S-1 which we filed with the SEC on October 6, 2021.

We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at kidpik.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

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Controlled Company Exception

Ezra Dabah, our Chief Executive Officer and Chairman, and our principal stockholder, currently controls approximately 62.7% of the voting power of our capital stock (based on shares of common stock outstanding as of April 24, 2023), pursuant to a Voting Agreement (discussed below), pursuant to which Mr. Dabah and his family have formed a voting group, and are therefore a “controlled company” as defined under Nasdaq Marketplace Rules. Although the Nasdaq Listing Rules require that a majority of the board of directors be independent, however, because we are a “controlled company” within the meaning of the Nasdaq Listing Rules, we are permitted to, and have elected to, not be required to comply with this requirement (provided that currently a majority of our board of directors is independent). In addition, as a “controlled company”, we are not required to have a compensation committee or an independent nominating function. Accordingly, our Board of Directors has determined not to have an independent compensation committee or nominating function and to have the Board be directly responsible for compensation and the nominating members of our Board of Directors. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. If we cease to be a “controlled company” and our shares continue to be listed on the Nasdaq Capital Market, we will be required to comply with these provisions within the applicable transition periods.

If at any time we cease to be a “controlled company” under the Nasdaq rules, the Board of Directors will take all action necessary to comply with the applicable Nasdaq rules, including, subject to permitted “phase-in” periods.

Pursuant to a Voting Agreement entered into on September 1, 2021, with among other stockholders, Ezra Dabah’s children, Moshe Dabah, who is also our Vice President, Chief Operating Officer and Chief Technology Officer (who holds 109,433 shares of common stock), Eva Yagoda (who holds 67,100 shares of common stock), Joia Kazam (who holds 67,100 shares of common stock), Chana Rapaport (who holds 67,100 shares of common stock) and Yaacov Dabah (who holds 96,624 shares of common stock); Gila Goodman (who holds sole voting rights over 305,976 shares of our common stock), who is the sister of Ezra Dabah; Isaac Dabah, who is the brother of Ezra Dabah, and uncle of Moshe Dabah and his spouse (who hold 46,970 shares of common stock); GMM Capital LLC, an entity which Isaac Dabah controls (which holds 295,911 shares of common stock); and Sterling Macro Fund, an entity which Isaac Dabah controls (which holds 38,247 shares of common stock), and certain trusts in the names of Mr. Dabah’s children (which in aggregate hold 1,508,408 shares of common stock), and which are beneficially owned by Mr. Dabah’s wife and mother-in-law, each provided complete authority to Ezra Dabah to vote the shares of common stock held by such persons and entities at any and all meetings of stockholders of the Company and via any written consents. The Voting Agreement has a term of three years, through August 31, 2024, but can be terminated at any time by Mr. Dabah and terminates automatically upon the death of Mr. Dabah. In connection with their entry into the Voting Agreement, each of the other parties thereto provided Mr. Dabah an irrevocable voting proxy to vote the shares covered by the Voting Agreement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely upon our review of the Section 16(a) filings that have been furnished to us, we believe that all filings required to be made under Section 16(a) during the fiscal year ended December 31, 2022 were timely made.

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EXECUTIVE OFFICERS

General

Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement. Our officers may receive compensation as determined by us from time to time by vote of the Board of Directors. Such compensation might be in the form of stock options, restricted stock units or other form of equity compensation.

Our named executive officers are:

Name	Position	Age
Ezra Dabah	Chairman, President and Chief Executive Officer	69
Moshe Dabah	Vice President, Chief Operating Officer and Chief Technology Officer, and Secretary	39
Adir Katzav	Executive Vice President, Chief Financial Officer, and Treasurer	53

Business Experience

The following is a brief description of the education and business experience of our executive officers.

Ezra Dabah – Chairman, President and Chief Executive Officer

Mr. Dabah’s education and business experience is described above under “Proposal No. 1 Election of Directors” — “Nominees”.

Moshe Dabah – Vice President, Chief Operating Officer, Chief Technology Officer and Secretary

Mr. Moshe Dabah is currently the Chief Operating Officer and Chief Technology Officer of the Company (positions he has held since September 2019) and the Secretary of the Company (a position he has held since July 2021) and has served as Vice President of the Company since July 2019. Since January 2021, Mr. Dabah has served as the Secretary of Nina Footwear Corp. From August 2012 to September 2015, Mr. Dabah served as Director of Store Construction and Maintenance at RUUM, where he managed the rebranding of approximately 50 stores from 77 Kids by American Eagle to RUUM American Kids Wear, new store rollout and construction and store facilities, maintenance, and supplies. From August 2011 to August 2012, Mr. Dabah served as Vice President of Commercial Sales for NextEnergy, a geothermal HVAC system design and sales company. From August 2008 to August 2011, he served as a General Contractor with REJJ LLC, a real estate and construction management company. Mr. Dabah is responsible for designing, implementing, integrating and optimizing all of the Company’s information technology, infrastructure and logistic systems.

Adir Katzav - Executive Vice President, Chief Financial Officer, and Treasurer

Mr. Katzav has served as our Executive Vice President, Chief Financial Officer and Treasurer since June 2021. Mr. Katzav brings more than 20 years of experience in corporate finance, business advisory, risk management, and capital markets. Prior to joining the Company, Mr. Katzav served as Executive Vice President and Chief Financial Officer of Norvic Shipping Group, from December 2017 to September 2018. Mr. Katzav also served as Chief Financial Officer and Secretary (July 2012 to September 2016) and Director of Financial Reporting (August 2008 to June 2012) of Eagle Bulk Shipping Inc. (EGLE:NASDAQ). He previously served as a Senior Manager, in addition to other roles, for PricewaterhouseCoopers LLP, in the US and overseas offices, where he provided business advisory and audit services to public and private companies across multiple industries. Mr. Katzav earned a bachelor’s degree in Statistics and Operations Research and Accounting.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of (i) all individuals serving as our principal executive officer or acting in a similar capacity for the years ended December 31, 2022 and January 1, 2022 (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers for the period ended December 31, 2022 and January 1, 2022, if any (subject to the limitations below); and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (ii) but for the fact that the individual was not serving as an executive officer at December 31, 2022 (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year Ended		Salary ($)	Bonus ($)	Stock awards ($)(2)	Option awards ($)	All other compensation ($)	Total ($)
Ezra Dabah	2022	(1)	$—	—	—	—	—	$—
Chief Executive Officer	2021	(1)	$—	—	—	—	—	$—

Moshe Dabah	2022		$215,000	—	—	—	—	$215,000
Vice President, Chief Operating Officer, Chief Technology Officer, and Secretary	2021		$215,000	—	1,079,500	—	—	$1,294,500

Adir Katzav	2022		$260,000	—	—	—	—	$260,000
Executive Vice President, Chief Financial Officer, and Treasurer	2021	(3)	$125,000	—	1,079,500	—	—	$1,204,500

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation, nonqualified deferred compensation, or other compensation, during the periods reported above. Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Note 15 – Equity-Based Compensation” to the audited financial statements included in the 2022 Annual Report. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(1) On January 1, 2020 and 2021, we entered into identical management services agreements (the “Management Agreement”) with Nina Footwear. Pursuant to the Management Agreement, the Company engaged Nina Footwear to provide administrative and executive support services to the Company. To date those services have consisted of Mr. Dabah and his sister-in-law, Ms. Nina Miner, the Chief Creative Officer of Nina Footwear. The Management Agreement remains in place until terminated by mutual agreement of the parties. As compensation for providing the services under the Management Agreement, we agreed to pay Nina Footwear 0.75% of our monthly net sales for the years ended December 31, 2022 and January 1, 2022, the total fees payable to Nina Footwear pursuant to the Management Agreement were $110,836 and $150,697 for 2022 and 2021, respectively, and are included in general and administrative expenses. Mr. Dabah is compensated directly by Nina Footwear.

(2) On November 10, 2021, the Company granted 127,000 of restricted stock units to Mr. Moshe Dabah and Mr. Katzav, which vest in three equal installments (i) 1/3 vested on May 15, 2022; (ii) 1/3 vest on May 15, 2023; and (iii) 1/3 vest on May 15, 2024. All the above grants are subject to continued employment with the Company on each applicable vesting date.

(3) Effective June 28, 2021, Adir Katzav was appointed as the Executive Vice President, Chief Financial Officer, and Treasurer of the Company.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information as of December 31, 2022, concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Stock awards*
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Moshe Dabah	—	—	84,667	(1)	59,098
Adir Katzav	—	—	84,667	(1)	59,098

*There were no outstanding options awards outstanding as of December 31, 2022, held by any executive officers of the Company, whether or not exercisable, unexercisable or unearned.

(1)	Stock award vests in three equal installments (i) 1/3 vested on May 15, 2022; (ii) 1/3 vest on May 15, 2023; and (iii) 1/3 vest on May 15, 2024. All the above grants are subject to continued employment with the Company on each applicable vesting date.
(2)	Calculated by multiplying the closing market price of the Company’s common stock at the end of the last completed fiscal year ($0.6980) by the number of shares of stock.

Employment Agreements and Key Man Insurance

We have no employment agreements in place with executive officers; however, Mr. Ezra Dabah is compensated by Nina Footwear for services rendered to the Company through the Management Agreement, discussed above under Footnote (1) to the Summary Compensation Table.

Notwithstanding the above, the Board of Directors has discretion to award bonuses to our executive officers from time to time, in their discretion, consisting of cash, grants of restricted stock, restricted stock units, options or other equity securities. Additionally, the Board of Directors may increase the salary of any executive officer from time to time in its discretion.

We have no key man insurance on any of our executive officers.

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DIRECTORS COMPENSATION

Non-Executive Director Compensation Table

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($)	All Other Compensation ($)	Total ($)
David Oddi	$—	$—	$—	$—
Bart Sichel (1)	$—	$—	$—	$—
Jill Kronenberg (2)	$—	$—	$—	$—

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation, Option Awards or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)	Appointed as a member of the Board of Directors on March 21, 2022.

(2)	Appointed as a member of the Board of Directors on November 10, 2022.

(3)	As of December 31, 2022, the aggregate number of restricted stock units outstanding held by each non-executive director serving on that date was as follows: David Oddi – 6,667. None of the non-executive directors held any unvested option awards as of December 31, 2021.

Non-Executive Director Compensation Policy

Because we are still in the development stage, our directors do not receive any cash compensation other than reimbursement for expenses incurred during the performance of their duties or their separate duties as officers of the Company; however, the Board of Directors reserves the right to pay cash consideration to directors from time to time, and/or to grant equity awards to such board members, which may be in the form of options, restricted stock, restricted stock units, or other equity compensation. We have no written plan or policy for director compensation.

The Company has also entered into an indemnification agreement with each member of the Board of Directors of the Company.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Table

The following table provides certain information as of the end of the fiscal year 2022 with respect to securities that may be issued under the Company’s equity compensation plans, which are comprised of the Kidpik Corp. First Amended and Restated 2021 Equity Incentive Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)(1)	Weighted-average exercise price of outstanding options, warrants (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders	435,000	$8.50	2,299,530	(2)
Equity compensation plans not approved by security holders	—	—	—
	435,000		2,299,530	(2)

(1)	Not including 176,000 shares of common stock which may be issuable upon vesting of 176,000 outstanding restricted stock units.
(2)	Represents 2,299,530 shares of the Company’s common stock available for future awards under the 2021 Plan (defined below).

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First Amended and Restated 2021 Equity Compensation Plan

Our then sole director and majority stockholders adopted a 2021 Equity Incentive Plan, on May 9, 2021, which was amended and restated by our then sole director and majority stockholders on September 30, 2021 (as amended and restated, the “2021 Plan”). The 2021 Plan provides for the grant of incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, to our employees, and for the grant of non-statutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards (RSU awards), performance awards and other forms of awards to our employees, directors and consultants and any of our affiliates’ employees and consultants. In making a determination of whether to make an award and the amount of such awards, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) 2,600,000 shares, and (ii) an automatic increase on April 1st of each year commencing on April 1, 2022 and ending on (and including) April 1, 2031, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (B) 1,500,000 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock, also known as an “evergreen” provision. Notwithstanding the above, no more than 7,800,000 incentive stock options may be granted pursuant to the terms of the 2021 Plan. The number of shares of common stock available for awards under the 2021 Plan increased automatically on April, 1, 2022, by 380,891 shares, equal to 5% of our outstanding shares of common stock as of January 2, 2022, and April 1, 2023, by 384,409 shares, equal to 5% of our outstanding shares of common stock as of December 31, 2022, and as a result a total of 3,365,300 shares are currently available for awards under the 2021 Plan, not including awards previously granted, of which 2,683,939 shares remain available for future awards, when including awards previously granted.

Shares subject to stock awards granted under our 2021 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares will not reduce the number of shares available for issuance under our 2021 Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation will not reduce the number of shares available for issuance under our 2021 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of a stock award; or (iii) to satisfy a tax withholding obligation in connection with a stock award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under our 2021 Plan.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2022, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based on its discussions with management and CohnReznick LLP, and its review of the representations and information provided by management and CohnReznick LLP, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the audited financial statements be included in the Company’s Annual Report for the year ended December 31, 2022, for filing with the SEC.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

The Audit Committee

/s/ David Oddi (Chairman)

/s/ Bart Sichel

/s/ Jill Kronenberg

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VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 7,688,194 shares of our common stock outstanding. Other than our common stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 24, 2023 (the “Date of Determination”) by (i) each Named Executive Officer, as such term is defined above under “Executive Compensation”, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The table below is based on a total 7,688,194 shares of our outstanding common stock as of the Date of Determination.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Date of Determination, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of the Date of Determination, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 200 Park Avenue South, 3rd Floor, New York, New York 10003. All of the securities reported below are common stock shares as we do not currently have any other outstanding classes of stock other than our common stock.

Name of Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock
Directors, Named Executive Officers and Executive Officers
Ezra Dabah	4,821,017	(1)(2)	62.7%
Moshe Dabah	148,844	(2)(3)	1.9%
Adir Katzav	69,949	(4)	*
David Oddi	6,666	(5)	*
Bart Sichel	—		—
Jill Kronenberg	—		—
All executive officer and directors as a group (6 persons)	4,897,632	(1)(2)	63.7%

5% Stockholders
Raine Silverstein (6)	1,508,408	(7)	19.6%
Gila Goodman (8)	453,596	(2)(9)	5.9%

(1) Includes 252,967 shares of common stock held directly by Mr. Dabah’s wife, Renee Dabah, 167,750 shares of common stock beneficially owned by Renee Dabah as co-trustee of the u/a/d 02/02/1997, Trust FBO Eva Dabah (now Eva Yagoda); 327,448 shares of common stock beneficially owned by Renee Dabah as co-trustee of the u/a/d 02/02/1997, Trust FBO Joia Kazam; 334,829 beneficially owned by Renee Dabah as co-trustee of the u/a/d 02/02/1997, Trust FBO Moshe Dabah; 324,093 beneficially owned by Renee Dabah as co-trustee of the u/a/d 02/02/1997, Trust FBO Chana Dabah (now Chana Rapaport); and 354,288 beneficially owned by Renee Dabah as co-trustee of the u/a/d 02/02/1997, Trust FBO Yaacov Dabah. Does not include 42,333 restricted stock units which vest within 60 days of the Determination Date and are held by Moshe Dabah, as Mr. Ezra Dabah is not provided voting rights for such securities until actual vesting and issuance. Also includes the shares of common stock described in Note (2) below.

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(2) Pursuant to a Voting Agreement entered into on September 1, 2021, Ezra Dabah’s children, Moshe Dabah, who is also our Vice President, Chief Operating Officer and Chief Technology Officer (who holds 109,433 shares of common stock), Eva Dabah (who holds 67,100 shares of common stock), Joia Kazam (who holds 67,100 shares of common stock), Chana Rapaport (who holds 67,100 shares of common stock) and Yaacov Dabah (who holds 96,624 shares of common stock); Gila Goodman (who holds 305,976 shares of our common stock), who is the sister of Ezra Dabah; Isaac Dabah, who is the brother of Ezra Dabah, and uncle of Moshe Dabah and his spouse (who hold 46,970 shares of common stock); GMM Capital LLC, an entity which Isaac Dabah controls (which holds 295,911 shares of common stock); and Sterling Macro Fund, an entity which Isaac Dabah controls (which holds 38,247 shares of common stock), and certain trusts in the names of Mr. Dabah’s children (which in aggregate hold 1,508,408 shares of common stock), and which are beneficially owned by Mr. Dabah’s wife and mother-in-law (see note 7 below), provided complete authority to Ezra Dabah to vote the shares of common stock held by such persons and entities at any and all meetings of stockholders of the Company and via any written consents. The Voting Agreement has a term of three years, through August 31, 2024, but can be terminated at any time by Mr. Dabah and terminates automatically upon the death of Mr. Dabah. In connection with their entry into the Voting Agreement, each of the other parties thereto provided Mr. Dabah an irrevocable voting proxy to vote the shares covered by the Voting Agreement. Due to the Voting Agreement, Mr. Dabah is deemed to beneficially own the shares of common stock beneficially owned by Moshe Dabah, Gila Goodman, Isaac Dabah, and each of the trusts described in Note 7 below, which are included under their own ownership in the table above as well, since such parties retained dispositive control over such securities.

(3) Beneficial ownership includes 42,333 shares of unvested restricted stock units, settleable in shares of common stock, which vest on May 15, 2023, subject to the holder’s continued service with the Company through such date.

(4) Beneficial ownership includes 42,333 shares of unvested restricted stock units, settleable in shares of common stock, which vest on May 15, 2023, subject to the holder’s continued service with the Company through such date.

(5) Beneficial ownership includes 3,333 shares of unvested restricted stock units, settleable in shares of common stock, which vest on May 15, 2023, subject to the holder’s continued service with the Company through such date.

(6) Address: c/o 200 Park Ave South, New York NY 10003. Mrs. Silverstein is the mother-in-law of Ezra Dabah.

(7) Includes 167,750 shares of common stock beneficially owned by Raine Silverstein as co-trustee of the u/a/d 02/02/1997, Trust FBO Eva Dabah (now Eva Yagoda); 327,448 shares of common stock beneficially owned by Raine Silverstein as co-trustee of the u/a/d 02/02/1997, Trust FBO Joia Kazam; 334,829 beneficially owned by Raine Silverstein as co-trustee of the u/a/d 02/02/1997, Trust FBO Moshe Dabah; 324,093 beneficially owned by Raine Silverstein as co-trustee of the u/a/d 02/02/1997, Trust FBO Chana Dabah (now Chana Rapaport); and 354,288 beneficially owned by Raine Silverstein as co-trustee of the u/a/d 02/02/1997, Trust FBO Yaacov Dabah.

(8) Address: c/o 200 Park Ave South, New York NY 10003. Gila Goodman is the sister of Ezra Dabah.

(9) Includes 147,620 shares of common stock held by a trust for the benefit of Gila Dabah’s grandchildren, which Gila Dabah serves as co-trustee of and is deemed to share voting and dispositive power over.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Director Compensation“, which information is incorporated by reference where applicable in this “Certain Relationships and Related Transactions” section, the following sets forth a summary of all transactions since January 2, 2021, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for December 31, 2022 and January 1, 2022, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest (other than compensation described above under “Executive Compensation” and “Director Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related Party Transactions

Convertible Notes and Conversions

From January to April 2021, the Company sold an aggregate of $2,000,000 of convertible promissory notes to the following related parties: Ezra Dabah, our Chief Executive Officer and Chairman ($1,100,000); Renee Dabah, the wife of Mr. Dabah ($200,000); Gila Goodman, the sister of Ezra Dabah ($500,000); The u/a/d 02/02/1997, Trust FBO Chana Dabah (now Chana Rapaport) ($50,000); the u/a/d 02/02/1997, Trust FBO Eva Dabah (now Eva Yagoda) ($50,000); u/a/d 02/02/1997, Trust FBO Moshe Dabah ($50,000); and u/a/d 02/02/1997, Trust FBO Yaacov Dabah ($50,000). The trustees of each of the trusts are Renee Dabah (the wife of Ezra Dabah, our Chief Executive Officer and Chairman) and Raine Silverstein, the mother-in-law of Ezra Dabah. The beneficiary of each of the trusts are children of Ezra and Renee Dabah. Each of the convertible notes were payable on January 15, 2022, did not accrue interest, and were automatically convertible into shares of the Company’s common stock at a conversion price equal to the per share price of the next equity funding completed by the Company in an amount of at least $2 million and required the repayment of 110% of such convertible note amount upon a sale of the Company (including a change of 50% or more of the voting shares).

On April 30, 2021, $2,000,000 of outstanding loans were converted into an aggregate of 339,526 shares of common stock of the Company (valued at $5.89 per share), pursuant to the terms of a Conversion Agreement entered into with each of the note holders described below:

Name	Relation to Company	Debt Converted	Shares Issued
Ezra Dabah	Chief Executive Officer, director greater than 5% stockholder	$1,100,000	187,880
Renee Dabah	Wife of Ezra Dabah	$200,000	34,221
Gila Goodman	Sister of Ezra Dabah	$500,000	85,217
A trust for the benefit of Eva Yagoda	Trust is for the benefit of the daughter of Ezra Dabah, CEO and trustees (including Renee Dabah, the wife of Ezra Dabah) are greater than 5% stockholders	$50,000	8,052
A trust for the benefit of Moshe Dabah	Trust is for the benefit of Moshe Dabah, Chief Operating and Technology Officer of Company, and the son of Ezra Dabah, CEO, and trustees (including Renee Dabah, the wife of Ezra Dabah) are greater than 5% stockholders	$50,000	8,052
A trust for the benefit of Chana Rapaport	Trust is for the benefit of the daughter of Ezra Dabah, CEO and trustees (including Renee Dabah, the wife of Ezra Dabah) are greater than 5% stockholders	$50,000	8,052
A trust for the benefit of Yaacov Dabah	Trust is for the benefit of the son of Ezra Dabah, CEO and trustees (including Renee Dabah, the wife of Ezra Dabah) are greater than 5% stockholders	$50,000	8,052
		2,000,000	339,526

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The Conversion Agreement also provided preemptive rights for converting note holders, for so long as they hold not less than 5% of the Company’s outstanding common stock, to acquire additional shares of common stock to maintain their then current percentage ownership in the Company, on the same terms offered to any other party which triggered such preemptive rights, subject to certain exceptions, and drag-along rights (providing for rights to be dragged along in any transaction relating to the sale of a majority of the Company’s outstanding shares or assets, or certain similar transactions, on the same terms, and subject to the same conditions, as other sellers). The agreement also provided anti-dilution rights such that if the Company, after the date of the closing of the transactions contemplated by the Conversion Agreement, issued shares of common stock, or common stock equivalents (options, warrants or convertible securities), with a price per share less than the conversion price of the converted notes of $5.89, then we are required to issue additional shares of common stock equal to the difference between the number of shares issued to each purchaser in such anti-dilutive transaction and the aggregate amount of each converted note, divided by such lower Dilutive Price. Such anti-dilutive, preemptive rights and other rights were subsequently agreed to be terminated in May 2021, effective as of the date that the registration statement relating to our IPO was declared effective, which date was November 10, 2021, pursuant to the Covenant Termination and Release Agreement discussed below.

On May 11, 2021, Isaac Dabah, the brother of Ezra Dabah, our Chief Executive Officer and largest stockholder and Ivette Dabah (his spouse), entered into an Investment Agreement. Pursuant to the Investment Agreement, they purchased 46,970 shares of our common stock for $0.275 million. The agreement also provided preemptive rights for the investors, for so long as they hold not less than 5% of the Company’s outstanding common stock, to acquire additional shares of common stock to maintain their then current percentage ownership in the Company, on the same terms offered to any other party which triggered such preemptive rights, subject to certain exceptions, drag-along rights (providing for rights to be dragged along in any transaction relating to the sale of a majority of the Company’s outstanding shares or assets, or certain similar transactions, on the same terms, and subject to the same conditions, as other sellers) and tag-along rights (to tag-along with any transaction proposed by Ezra Dabah or his affiliates with a third party, on the same terms and in the same proportion, as Ezra Dabah and his affiliates). The Investment Agreement also provided anti-dilution rights such that if the Company, after the date of the closing of the transactions contemplated by the Investment Agreement, issued shares of common stock, or common stock equivalents (options, warrants or convertible securities), with a price per share (a “Dilutive Price”) less than $5.84 (the purchase price of the shares), then we are required to issue additional shares of common stock equal to the difference between the number of shares issued to the purchasers and the aggregate purchase price paid by the purchasers ($0.275 million), divided by such lower Dilutive Price. Such anti-dilutive, preemptive rights and other rights were subsequently agreed to be terminated in May 2021, effective as of the date that the registration statement relating to our IPO was declared effective, which date was November 10, 2021, pursuant to the Covenant Termination and Release Agreement discussed below.

On May 11, 2021, Sterling Macro Fund (“Sterling”), which entity is controlled by Isaac Dabah, the brother of Ezra Dabah, our Chief Executive Officer and largest stockholder, entered into an Investment Agreement. Pursuant to the Investment Agreement, Sterling purchased 38,247 shares of our common stock for $0.225 million. The agreement also provided preemptive rights for the investor, for so long as it holds not less than 5% of the Company’s outstanding common stock, to acquire additional shares of common stock to maintain its then current percentage ownership in the Company, on the same terms offered to any other party which triggered such preemptive rights, subject to certain exceptions, drag-along rights (providing for rights to be dragged along in any transaction relating to the sale of a majority of the Company’s outstanding shares or assets, or certain similar transactions, on the same terms, and subject to the same conditions, as other sellers) and tag-along rights (to tag-along with any transaction proposed by Ezra Dabah or his affiliates with a third party, on the same terms and in the same proportion, as Ezra Dabah and his affiliates). The Investment Agreement also provided anti-dilution rights such that if the Company, after the date of the closing of the transactions contemplated by the Investment Agreement, issued shares of common stock, or common stock equivalents (options, warrants or convertible securities), with a price per share (a “Dilutive Price”) less than $5.84 (the purchase price of the shares), then we are required to issue additional shares of common stock equal to the difference between the number of shares issued to the purchaser and the aggregate purchase price paid by the purchaser ($0.225 million), divided by such lower Dilutive Price. Such anti-dilutive, preemptive rights and other rights were subsequently agreed to be terminated in May 2021, effective as of the date that the registration statement relating to our IPO was declared effective, which date was November 10, 2021, pursuant to the Covenant Termination and Release Agreement discussed below.

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On May 12, 2021, the Company and each then stockholder of the Company (other than one minority stockholder holding 147,620 or 2.7% of the Company’s currently outstanding common stock), entered into a Covenant Termination and Release Agreement (the “Termination Agreement”), whereby each executing stockholder, in consideration for $10, agreed to terminate any and all preemptive rights, anti-dilutive rights, tag-along, drag-along or other special stockholder rights (collectively, “Special Stockholder Rights”) which they held as a result of the terms of any prior Investment Agreements or Conversion Agreements, and release the Company from any and all liability or obligations in connection with any such Special Stockholder Rights, effective as of the date that the registration statement relating to our IPO was declared effective, which date was November 10, 2021. However, as described above, one non-related stockholder of the Company who then held 147,620 shares of common stock (2.7% of the Company’s current outstanding common stock), pursuant to a January 14, 2019 Conversion Agreement, did not execute such Covenant Termination and Release Agreement. Although the shares originally held by such stockholder were subsequently transferred, the language regarding the termination of pre-emptive anti-dilution, drag-along and tag-along rights is not clear. As such, although the Company believes that all rights were terminated upon the transfer of the shares originally held by such minority stockholder, it is possible that such minority stockholder argues that he continues to hold contractual drag-along rights (providing for rights to be dragged along in any transaction relating to the sale of a majority of the Company’s outstanding shares or assets, or the sale of 50% or more of the outstanding common stock of the Company, or any merger or consolidation of the Company, on the same terms, and subject to the same conditions, as other sellers) and tag-along rights (to tag-along with any transaction proposed by Ezra Dabah, our Chief Executive Officer and Chairman, or his affiliates with a third party, on the same terms and in the same proportion, as Ezra Dabah and his affiliates), as well as stockholder adjustment rights, whereby if the Company ever issues shares of capital stock (or any securities convertible into or exchangeable or exercisable for capital stock, or any options, warrants or other rights to purchase, subscribe for or otherwise acquire capital stock), at a price per share less than $3.3870749 per share, the Company is required to issue such stockholder a number of additional shares of common stock equal to the difference between (i) 147,620 shares of common stock and (ii) $500,000 divided by the dilutive price. Such anti-dilutive rights, drag-along and tag-along rights, to the extent they continue to apply, will have no expiration date. As discussed above, it is the Company’s belief that such rights expired automatically upon the transfer of the shares of stock originally held by such stockholder, however, in the event such anti-dilutive rights are deemed to apply and triggered, it could cause significant dilution to existing stockholders. Furthermore, such anti-dilution, tag-along and drag-along rights, or the risk that such rights continue to apply, may make the Company less desirable for an acquisition, which may otherwise be beneficial to stockholders, may complicate future offerings and/or may result in the value of the Company’s securities having trading prices less than a similarly situated company which did not have outstanding anti-dilution, tag-along and drag-along rights, or risks that such rights apply.

On August 13, 2021 and June 28, 2021, the Company borrowed $100,000 and $25,000, respectively, from u/a/d 02/02/1997, Trust FBO Yaacov Dabah. On June 28, 2021 and August 13, 2021, the Company borrowed $25,000 and $100,000, respectively, from u/a/d 02/02/1997, Trust FBO Chana Dabah. On June 28, 2021, the Company borrowed $25,000, from u/a/d 02/02/1997, Trust FBO Eva Dabah. On June 28, 2021, the Company borrowed $25,000, from u/a/d 02/02/1997, Trust FBO Moshe Dabah (the Company’s Chief Operating and Technology Officer). The trustees of the trusts are Renee Dabah (the wife of Ezra Dabah, our Chief Executive Officer and Chairman) and Raine Silverstein, the mother-in-law of Ezra Dabah. The beneficiaries of the trusts are children of Ezra and Renee Dabah. The loans were evidenced by unsecured convertible promissory notes. Each of the convertible notes are payable on January 15, 2022, do not accrue interest, and are automatically convertible into shares of the Company’s common stock at a conversion price equal to the per share price of the next equity funding completed by the Company in an amount of at least $2 million and required the repayment of 110% of such convertible note amount upon a sale of the Company (including a change of 50% or more of the voting shares). On August 25, 2021, the parties agreed to amend the previously convertible notes, to remove the conversion rights provided for therein and clarify that no interest accrues on the convertible notes. On December 27, 2021, the Company repaid $100,000 of the outstanding loans. On March 31, 2022, and effective on January 15, 2022, the parties amended the notes to be payable on demand.

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Nina Footwear Transactions

We sublease our New York corporate offices and our fulfillment center from Nina Footwear, which is 86.36% owned by Ezra Dabah, our Chief Executive Officer and Chairman and his family, and which entity Mr. Dabah serves as Chief Executive Officer and member of the Board of Directors.

In the normal course of business, the Company made purchases from related parties for merchandise and shared services which amounted to $10,484 and $47,403 for the years ended December 31, 2022 and January 1, 2022, respectively.

On January 1, 2020 and 2021, we entered into identical Management Services Agreements (with each subsequent agreement replacing the prior year’s agreement) with Nina Footwear (together, the “Management Agreement”). Pursuant to the Management Agreement, the Company engaged Nina Footwear to provide administrative and executive support services to the Company. To date the administrative and executive support services have consisted of the services of Mr. Dabah and his sister-in-law, Ms. Nina Miner, the Chief Creative Officer of Nina Footwear. The Management Agreement remains in place until terminated by mutual agreement of the parties. For these services, the Company was to pay a monthly management fee equal to 0.75% of the Company’s net sales collections. Management fees amounted to $110,836 and $150,697 for fiscal years 2022 and 2021, respectively, and are included in general and administrative expenses.

The New York corporate office sublease provides us the right to use a portion of the space leased by Nina Footwear (approximately 7,500 square feet of space), in consideration for $27,500 per month of rental charges, which we believe is the current market price for such office space in New York City. The Company will pay a percentage of the related party’s fixed monthly rent, including contingent rental expenses. For 2021, related party rent amounted to $330,000, and is included in general and administrative expenses. On June 27, 2022, the Company together with Nina Footwear, entered into a new agreement to extend the lease agreement with a third party for the office space. The Company will pay 50% of the total monthly rent, including contingent rental expenses. The lease is set to expire on April 30, 2027, with an average monthly rent of $29,259.

The Company entered into a new sub-lease agreement for warehouse space from a related party on April 1, 2021. The Company will pay 33.3% of the related party’s fixed monthly rent. The lease expires on September 30, 2023. The minimum lease payments amount to $221,595 for the year ending January 1, 2022, $249,237 for the year ending December 31, 2022, and $191,106 for the year ending December 30, 2023.

To date, Mr. Ezra Dabah, has not been paid any consideration from us, and has instead been paid compensation solely by Nina Footwear, which as described above, he serves as Chief Executive Officer of. A portion of such consideration paid by Nina Footwear (which portion has not been specifically allocated), is for services provided by Mr. Dabah to the Company under the Management Agreement.

In April and June 2021, the Company entered into various short-term, unsecured promissory notes with Nina Footwear, an affiliated entity under common control in the amount of $400,000. The notes are noninterest-bearing and due on December 31, 2021. On November 16, 2021, the Company paid in full the outstanding loan amounts of $400,000. As of January 1, 2022 and January 2, 2021, there was $913,708 and $599,811 due to Nina Footwear, respectively.

As of December 31, 2022 and January 1, 2022, there was $1,107,665 and $913,708 due to Nina Footwear, respectively.

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Other Related Party Relationships

Yaacov Dabah the son of Ezra Dabah, our Chief Executive Officer, runs the Company’s Amazon Marketplace site. Yaacov Dabah received $115,231 and $146,001, respectively in fiscal years 2022 and 2021, from the Company for services rendered.

Pursuant to a Voting Agreement entered into on September 1, 2021, Ezra Dabah’s children, Moshe Dabah, who is also our Vice President, Chief Operating Officer and Chief Technology Officer (who holds 109,433 shares of common stock), Eva Dabah (who holds 67,100 shares of common stock), Joia Kazam (who holds 67,100 shares of common stock), Chana Rapaport (who holds 67,100 shares of common stock) and Yaacov Dabah (who holds 96,624 shares of common stock); the Josh A. Kazam, the son-in-law of Mr. Ezra Dabah, Irrevocable Trust (which holds 416,020 shares of our common stock), whose trustee is Greg Kiernan; Gila Goodman (who holds 305,976 shares of our common stock), who is the sister of Ezra Dabah; Isaac Dabah, who is the brother of Ezra Dabah, and uncle of Moshe Dabah and his spouse (who hold 46,970 shares of common stock); GMM Capital LLC, an entity which Isaac Dabah controls (which holds 295,911 shares of common stock); and Sterling Macro Fund, an entity which Isaac Dabah controls (which holds 28,247 shares of common stock), and certain trusts in the names of Mr. Dabah’s children (which in aggregate hold 1,508,408 shares of common stock), and which are beneficially owned by Mr. Dabah’s wife and mother-in-law, which persons/entities provided complete authority to Ezra Dabah to vote the shares of common stock held by such persons and entities at any and all meetings of stockholders of the Company and via any written consents. The Voting Agreement has a term of three years, through August 31, 2024, but can be terminated at any time by Mr. Dabah and terminates automatically upon the death of Mr. Dabah. In connection with their entry into the Voting Agreement, each of the other parties thereto provided Mr. Dabah an irrevocable voting proxy to vote the shares covered by the Voting Agreement. Due to the Voting Agreement, Mr. Dabah is deemed to beneficially own the shares of common stock beneficially owned by Moshe Dabah, Gila Goodman, Greg Kiernan and Isaac Dabah and each of the trusts beneficially owned by his wife and mother-in-law.

On September 2, 2021, our founding and majority stockholder, Ezra Dabah, our Chief Executive Officer, provided his written intent to provide continued financial support to the Company for approximately one year and day from September 3, 2021, the terms of which funding are expected to be in similar form as to the funding previously provided by Mr. Dabah, provided that Mr. Dabah is under no contractual or other obligation to provide such funding and the ultimate terms of such funding are unknown.

In September, October and November 2021, the Company borrowed an aggregate of $2,500,000 from Ezra Dabah, who is our Chief Executive Officer and Chairman. The notes are unsecured, noninterest-bearing and the principal is fully due on January 15, 2022, at the rate of 110% of such note amount upon a sale of the Company (including a change of 50% or more of the voting shares). On December 27, 2021, the Company paid $500,000 of the outstanding loan amounts. On March 31, 2022, and effective on January 15, 2022, the parties amended the notes to be payable on demand. On June 2, 2022, Company paid $150,000 of the outstanding loan amounts.

On March 31, 2022, the Company entered into a First Amendment to Promissory Note with Ezra Dabah, the Company’s Chief Executive Officer and director, Raine Silverstein & Renee Dabah, co-trustee, u/a/d 02/02/1997, Trust FBO Chana Dabah and Raine Silverstein & Renee Dabah, co-trustee, u/a/d 02/02/1997, Trust FBO Yaacov Dabah, pursuant to which the Company and the note holders agreed to amend certain outstanding promissory notes evidencing an aggregate of $2,200,000 owed by the Company to such note holders (including $2,000,000 owed to Mr. Dabah, $100,000 owed to Trust FBO Chana Dabah and $100,000 owed to Trust FBO Yaacov Dabah) which had a stated due date of January 15, 2022, to instead be payable on demand, effective as of January 15, 2022.

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Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Additional Transactions

On November 10, 2021, prior to the pricing of the IPO, the Company granted (a) 254,000 restricted stock units, to certain executive officers (127,000 each to Moshe Dabah and Adir Katzav); and (b) 10,000 restricted stock units to a board of director member, David Oddi. Such options and restricted stock units (i) vested 1/3 on May 15, 2022 (six months from the closing of the Company’s IPO); (ii) vest 1/3 on May 15, 2023 (eighteen months from the closing of the IPO); and (iii) vest 1/3 on May 15, 2024 (thirty months from the closing date of the IPO). The options each have a term of 5 years.

Review, Approval and Ratification of Related Party Transactions

The Audit Committee reviews related party transactions to determine whether such transactions are fair to the Company and its stockholders. The Audit Committee of the Board of Directors of the Company is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

In addition, our Code of Business Conduct and Ethics (described above under “Corporate Governance—Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of CohnReznick LLP as the Company’s independent registered public accounting firm to audit the financial statements of Kidpik Corp. for the fiscal year ending December 30, 2023 and recommends that stockholders vote to ratify this appointment. The Company does not anticipate a representative from CohnReznick LLP to be present at the annual stockholders’ meeting. In the event that a representative of CohnReznick LLP is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions. The affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at the Annual Meeting, assuming a quorum is present, will be required to ratify the selection of CohnReznick LLP.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

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Fees to Independent Registered Public Accounting Firm

As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2022 and January 1, 2022 for professional services rendered by CohnReznick LLP for the audit of the Company’s annual financial statements and for audit-related services, and all other services, as applicable.

Type of Fees	2022	2021
Audit Fees (1)	$196,350	$172,650
Audit-Related Fees(2)	$1,942	$62,440
Total	$198,292	$235,090

(1)	Audit fees represent fees for professional services provided by our principal accountant in connection with the audit of our financial statements, the quarterly reviews of financial statements included in our Form 10-Q filings, the reviews of other statutory or regulatory filings and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees consist of fees for professional services rendered in connection with the submission of Registration Statements on Form S-1 in 2021 and Form S-8 in 2022.

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the Company’s independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Charter of the Audit Committee includes an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee is required to review and pre-approve: (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the Audit Committee, which are rendered to the Company by its outside auditors (including fees). The Committee is also required: (i) if required by any applicable law or rule of Nasdaq request from the outside auditors, at least annually, a written report describing: (a) the outside auditors’ internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by government or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues; (ii) if required by applicable law or rule of Nasdaq review and discuss with the outside auditors any relationships or services that may impact the objectivity and independence of the outside auditors; and (iii) receive from the independent auditor annually a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented by such other standards as may be set by law or regulation or Nasdaq rules; and discuss with the independent auditor in an active dialogue any such disclosed relationships or services and their impact on the independent auditor’s objectivity and independence and present to the Board its conclusion with respect to the independence of the independent auditor.

After reviewing the foregoing reports and the outside auditors’ work throughout the year, the Audit Committee is required to evaluate the outside auditor’s qualifications, performance and independence. This evaluation is required to include the review and evaluation of the lead partner(s) of the outside auditors. In making its evaluation, the Audit Committee may take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function) and shall take appropriate action in response to the outside auditors’ report and the opinions of those the Audit Committee consults to satisfy itself of the outside auditors’ independence and adequate performance.

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The Audit Committee is also required to further consider whether, in order to assure the continuing independence of the outside auditors, there should be regular rotation of the lead audit partner (in addition to what may already be required by law or regulation).

The Audit Committee pre-approved 100% of the services, if applicable, described above under the captions “Audit Fees,” and “Audit-Related Fees,” for the years ended December 31, 2022 and January 1, 2022.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS KIDPIK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2023.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AFFECT A REVERSE STOCK SPLIT

General

At the Annual Meeting, stockholders will be asked to approve an amendment to Article IV of the Company’s Second Amended and Restated Certificate of Incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-five and one-for-twenty, inclusive (the “Reverse Stock Split”), with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to April 24, 2024. A vote “FOR” Proposal No. 3 will constitute approval of the Reverse Stock Split Amendment and will grant the Board the authority to determine whether to implement the Reverse Stock Split and to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders at the Annual Meeting. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to regain and maintain compliance with the Nasdaq listing requirements, as further discussed under “Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “Effective Date”), the issued and outstanding shares of the Company’s common stock immediately prior to the Effective Date will be reclassified into a fewer number of shares based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of common stock or the par value of the Company’s common stock.

The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Amendment to the Second Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Appendix A which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

Purpose

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will likely be necessary to maintain the listing of our common stock on the Nasdaq Capital Market. In the event that the Board, in its sole discretion, determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the common stock.

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Maintain our listing on the Nasdaq Capital Market. Our common stock is traded on the Nasdaq Capital Market. On March 22, 2023, the Company was notified by Nasdaq (the “Nasdaq Letter”) that it no longer satisfied the minimum bid price requirement for continued listing, of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). The Nasdaq Letter provided that the Company has 180 calendar days from the date therein to regain compliance (i.e., until September 18, 2023)(the “Expiration Date”). If the Company fails to regain compliance by the Expiration Date, the Company may be granted a second 180-day grace period, or until March 16, 2024 (the “Second Nasdaq Extension Period”), within which to comply with the Nasdaq minimum bid price requirement, so long as the Company meets The Nasdaq Capital Market initial listing criteria (except for the bid price requirement) and notifies Nasdaq in writing of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. During the compliance period, the common stock will continue to be listed and traded on the Nasdaq Capital Market. If the Company does not regain compliance during the allotted compliance period, our common stock will be subject to delisting by Nasdaq. As of the date of this Proxy Statement, our stock price has not had a minimum bid price of at least $1.00 for at least ten (10) consecutive business days since the date of the Nasdaq Letter. In the event that our stock price satisfies the minimum bid price requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board may not implement the Reverse Stock Split.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock from the Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity of our common stock because alternatives, such as the OTCQB Market maintained by OTC Markets, Inc. and/or the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.

Improve the marketability and liquidity of the common stock. In the event the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our common stock from the Nasdaq Capital Market, we also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

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Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of the Nasdaq. The Board expects that the Reverse Stock Split of our common stock will increase the market price of our common stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. The price per share of our common stock after the Reverse Stock Split may not reflect the exchange ratio implemented by the Board and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on April 28, 2023 of $[●] per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-10, there can be no assurance that the post-split trading price of the Company’s common stock would be $[●] or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

Under applicable Nasdaq rules, to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on the Nasdaq Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

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Principal Effects of the Reverse Stock Split

Common stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Second Amended and Restated Certificate of Incorporation, the Company will file a certificate of amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Second Amended and Restated Certificate of Incorporation itself would not change the number of authorized shares of our common stock or the par value thereof. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of common stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding options, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;
●	establishing strategic relationships with other companies;
●	providing equity incentives to our employees, officers or directors; and
●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of common stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Nasdaq minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

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The following table sets forth the approximate number of issued and outstanding shares of common stock, net income (loss) per share for the year ended December 31, 2022, and the approximate exercise prices of our outstanding options, each in the event of a one-for-five to one-for-twenty Reverse Stock Split:

	Pre-Reverse Stock Split	After a 1-for-5 Reverse Stock Split	After a 1-for-10 Reverse Stock Split	After a 1-for-15 Reverse Stock Split	After a 1-for-20 Reverse Stock Split
Common Stock authorized(1)	75,000,000	75,000,000	75,000,000	75,000,000	75,000,000
Common Stock outstanding	7,688,194	1,537,639	768,820	512,547	384,410
Number of shares of Common Stock reserved for issuance upon vesting of Restricted Stock Units(2)	176,000	35,200	17,600	11,734	8,800
Number of shares of Common Stock reserved for issuance upon exercise of outstanding options	480,000	96,000	48,000	32,000	24,000
Number of shares of Common Stock reserved for issuance under outstanding equity incentive plans (not including outstanding or vested awards)(3)	2,566,300	513,260	256,630	171,087	128,315
Number of shares of Common Stock authorized but unissued and unreserved	64,089,506	72,817,901	73,908,950	74,272,632	74,454,475

Net income (loss) applicable to Common Stock per share for the year ended December 31, 2022 (basic and diluted)	$(0.99)	$(4.95)	$(9.90)	$(14.85)	$(19.80)
Weighted Average Exercise Price of Outstanding Options	$8.50	$42.50	$85.00	$127.50	$170.00

These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(1)	There will be no change to the 75,000,000 authorized shares of common stock of the Company as a result of the Reverse Stock Split.

(2)	The restricted stock units vest in two equal installments (i) 1/3 on May 15, 2023; and (ii) 1/3 on May 15, 2024, subject to continued service to the Company on each applicable vesting date.

(3)	Represents shares of common stock available for future awards under the 2021 Plan.

Employee Plans, Options, Restricted Stock Units. Pursuant to the terms of the 2021 Plan, in the event of a Capitalization Adjustment (as defined in the 2021 Plan, which includes events such as the Reverse Stock Split), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of common stock subject to the 2021 Plan (currently 17,600,000 shares of common stock) and the maximum number of shares by which the share reserve may annually increase (currently 1,500,000 shares of common stock), and (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of incentive stock options (currently 7,800,000 shares of common stock).

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of common stock issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of common stock subject to restricted stock units will be similarly adjusted, subject to our treatment of fractional shares of common stock. The number of shares of common stock reserved for issuance pursuant to these securities and our 2021 Plan will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of common stock. See also the table above.

Listing. Our shares of common stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will not directly affect the listing of our common stock on the Nasdaq Capital Market, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with Nasdaq’s minimum bid price listing requirement. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “PIK,” although our common stock is expected to have a new CUSIP number, a number used to identify our common stock, and is expected to be subject to adjustments to the trading price thereof mirroring the Reverse Stock Split ratio which will affect our common stock.

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“Public Company” Status. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of common stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Second Amended and Restated Certificate of Incorporation presently authorizes 75,000,000 shares of common stock and 25,000,000 shares of blank check preferred stock. The Reverse Stock Split would not change the number of authorized shares of the common stock or blank check preferred stock as designated. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares of common stock remaining available for issuance by us in the future would increase. See also the table above.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq rules. If we issue additional shares of common stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of common stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of common stock are entitled to fractional shares of common stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of common stock.

For example, if a stockholder presently holds 1,000 shares of common stock, such a stockholder will hold 50 shares of common stock following a 1-for-20 reverse split. Similarly, if a stockholder presently holds 1,015 shares of common stock, such a stockholder will hold 51 shares of common stock following a 1-for-20 reverse split. This is because the 50.75 shares of common stock such a stockholder would otherwise hold following a 1-for-20 reverse split will be rounded up to the nearest whole share of common stock.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the board the discretion to implement a reverse stock split at a ratio of between one-for-five and one-for-twenty, inclusive, for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the proposed Reverse Stock Split ratios provide us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than one-for-twenty, nor less than one-for-five. The Company will publicly announce the chosen ratio at least five business days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by April 24, 2024, if at all.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

●	the per share price of our common stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our common stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market.

Effective Date and Time of the Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the amendment to our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is accepted and recorded by the office of the Secretary of State of the State of Delaware, or such later effective date and time as set forth in the amendment (the Effective Date). However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to April 24, 2024) to amend our Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

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Potential Anti-Takeover Implications of the Reverse Stock Split

The Reverse Stock Split could, if implemented and under certain circumstances, have an anti-takeover effect, although this is not our intent. As discussed above, the authorized shares are not being reduced by the Reverse Stock Split. Therefore, additional shares could be issued (within the limits imposed by applicable law, regulation and Nasdaq rules), in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by the Reverse Stock Split. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Reverse Stock Split has been proposed with the intent to increase the per share trading price of the Company’s common stock, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company.

The Board of Directors is not aware of any attempt to effect a change in control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options and other securities exchangeable or exercisable for or convertible into common stock also automatically will be adjusted on the Effective Date.

Our transfer agent, ClearTrust, LLC, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

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YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry Shares

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our shares. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, regulated investment companies, persons that own shares as part of a hedge, straddle, or conversion transaction, persons whose functional currency is not the U.S. dollar, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

As used herein, the term “U.S. Holder” means a beneficial owner of common stock that is: (1) an individual citizen or resident of the United States, any state thereof or the District of Columbia; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (a) the administration of the trust is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) a valid election is in effect under applicable Treasury Regulations to be treated as a United States person. A “Non-U.S. Holder” is a beneficial owner of common stock other than a U.S. Holder, a partnership or an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership, or any entity treated as a partnership for U.S. federal income tax purposes, holds our common stock, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you are encouraged to consult your tax advisor.

We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the federal income tax treatment may differ from the treatment described below.

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We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not intended to be part of a plan to increase periodically a stockholder’s proportionate interest in our earnings and profits. The discussion below assumes the Reverse Stock Split so qualifies.

A U.S. Holder generally should not recognize any gain or loss with respect to the Reverse Stock Split for U.S. federal income tax purposes, except in the case of any portion of a share of common stock treated as a distribution or as to which a United States holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, and generally should have the same adjusted tax basis and holding period in its common stock as such holder had immediately prior to the Reverse Stock Split.

A U.S. Holder’s aggregate tax basis in the shares of common stock exchanged in the Reverse Stock Split generally must be allocated to each share of common stock received in the Reverse Stock Split in a manner that reflects, to the greatest extent possible, that the shares of common stock received are received in respect of shares of common stock that were acquired on the same date and at the same price. To the extent it is not possible to allocate basis in this manner (for example, because the number of shares of common stock held by a U.S. Holder that were acquired on the same date and at the same price could not be exchanged for a whole number of shares in the Reverse Stock Split), the basis of the common stock exchanged must be allocated to the common stock received in a manner that minimizes the disparity in the holding periods of the exchanged common stock whose basis is allocated to any particular common stock received.

The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-Reverse Stock Split shares of common stock surrendered to the post-Reverse Stock Split shares of common stock received pursuant to the Reverse Stock Split. United States holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain, and a United States holder that receives a whole share of common stock in lieu of a fractional share of common stock may recognize income, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the United States holder was otherwise entitled. The holding period for the portion of a share of common stock treated as a distribution or as to which a United States holder recognizes gain might not include the holding period of pre-Reverse Stock Split shares of common stock surrendered. United States holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. THE FOREGOING DOES NOT PURPORT TO ADDRESS ALL U.S. FEDERAL INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY APPLY TO PARTICULAR CATEGORIES OF STOCKHOLDERS. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

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Impact of Potential Reverse Stock Split Upon Other Data Contained in this Proxy Statement

Unless indicated to the contrary, the data contained in this proxy statement does not reflect the impact of any reverse stock split that may be affected pursuant to the terms of Proposal No. 3.

Vote Required

Approval of the Reverse Stock Split Amendment to the Second Amended and Restated Certificate of Incorporation shall be effective upon the affirmative vote of a majority of the shares eligible to vote at the annual meeting. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “Against” approval of the Reverse Stock Split Amendment to the Second Amended and Restated Certificate of Incorporation. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the approval of the Amendment to the Second Amended and Restated Certificate of Incorporation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3, THE APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE, BY A RATIO OF BETWEEN ONE-FOR-FIVE TO ONE-FOR-TWENTY, INCLUSIVE, WITH THE EXACT RATIO TO BE SET AT A WHOLE NUMBER TO BE DETERMINED BY OUR BOARD OF DIRECTORS OR A DULY AUTHORIZED COMMITTEE THEREOF IN ITS DISCRETION, AT ANY TIME AFTER APPROVAL OF THE AMENDMENT AND PRIOR TO APRIL 24, 2024.

ANNUAL REPORT

Copies of our 2022 Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Kidpik Corp., 200 Park Avenue South, New York, New York 10003, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2022 and certain other related financial and business information are contained in our 2022 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

ADDITIONAL FILINGS

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Kidpik Corp., 200 Park Avenue South, New York, New York 10003.

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STOCKHOLDER PROPOSALS FOR THE

2024 ANNUAL MEETING OF STOCKHOLDERS

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2024 annual meeting of stockholders, it must be received by our Secretary by no later than January 2, 2024, unless the date of the 2024 annual meeting of stockholders is more than 30 days before or after June 19, 2024, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 20, 2024 and the close of business on March 21, 2024 for the 2024 annual meeting of stockholders. In the event that the 2024 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after June 19, 2024, notice by the stockholder, to be timely, must be received not later than the close of business on the tenth (10th) day following the date of public disclosure of the date of such meeting. All proposals should be sent to our principal executive offices at 200 Park Avenue South, New York, New York 10003, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the 200 Park Avenue South, New York, New York 10003.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2024 annual meeting must notify our Secretary in writing not later than April 20, 2024, and comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: Moshe Dabah, Secretary of Kidpik Corp., 200 Park Avenue South, New York, New York 10003.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2024 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Amended and Restated Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2024 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

IMPORTANT NOTICE REGARDING DELIVERY

OF STOCKHOLDER DOCUMENTS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies by reducing printing and mailing costs and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting us in writing at Kidpik Corp., 200 Park Avenue South, New York, New York 10003.

46

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Kidpik Corp.

200 Park Avenue South

New York, New York 10003

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ezra Dabah
Ezra Dabah
Chairman of the Board

Dated: May 1, 2023

47

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT

TO

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

Kidpik Corp.

Kidpik Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is Kidpik Corp.

SECOND: The date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, under the name Kidpik Corp., was August 18, 2016. On January 14, 2019, the Corporation filed an Amended and Restated Certificate of Incorporation and on May 10, 2021, the Corporation filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Article IV.D of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended to add the following paragraph as follows:

“D. Reverse Stock Split of Outstanding Common Stock. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock, either issued and outstanding or held by the corporation as treasury stock, in each case immediately prior to the Effective Time (the “Old Common Stock”), shall be automatically reclassified as and converted into [5 to 20, depending on the final ratio approved by the Board of Directors] shares of Common Stock (the “New Common Stock”). No fractional shares of the New Common Stock shall be issued in connection with the reverse stock split. To the extent any holders of shares of the Old Common Stock are entitled to fractional shares of the New Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share of New Common Stock to all holders of fractional shares of the Old Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock, shall from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (if any)(except to the extent such reverse stock split results in an adjustment to the conversion ratios thereof), or the par value thereof as set forth above in the preceding paragraphs.”

RESOLVED: That except as expressly amended hereby no other aspect of such Article IV shall be modified hereby.

FOURTH: The foregoing amendment was submitted to the stockholders of the Company for their approval at an annual meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], 2023 at [_____] Eastern Time.

A-1

IN WITNESS WHEREOF, Kidpik Corp. has caused this certificate to be signed this day of , 2023.

Kidpik Corp.

By:

Its:

Printed Name:

A-2

kidpik

«ACCOUNT_NAME»
«ADDRESS_1»
«ADDRESS_2»
«ADDRESS_3»
«CITY_», «STATE» «ZIP»

Stockholder Meeting Help Line
The Help Line will open at 2 P.M. ET on June 19, 2023 and will remain open for the duration of the meeting. **Call 813-805-8099 | Access Code 675813**

VOTE BY INTERNET - cleartrustonline.com/kidpik

Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. ET on June 18, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE

Call 813-235-4490 any time Monday through Friday, 9 AM to 5 PM ET, before June 16, 2023. Provide your Control Number, below, to identify yourself and cast your vote.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ClearTrust LLC, 16540 Pointe Village Dr., Suite 205, Lutz, FL 33558.

VOTE DURING THE MEETING - Go to cleartrustonline.com/kidpik

You may vote your shares at the meeting by visiting cleartrustonline.com/kidpik and entering your control number included in the box below and following the instructions.

CONTROL # → **«ONLINE_VOTING_CO**

SHARES: «SHARES»

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the following proposals:

1. ELECT (2) CLASS II DIRECTORS TO SERVE A THREE-YEAR TERM TO EXPIRE AT THE ANNUAL MEETING IN 2026.

	For	Withhold
Ezra Dabah	☐	☐
Jill Kronenberg	☐	☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

4. ACT ON ANY OTHER BUSINESS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.
Management does not intend to present any business at the annual meeting except as described above, and is not aware of any other matters to be brought before the annual meeting.

Please indicate if you plan to attend this meeting — Yes ☐ No ☐

Name(s) of Attendee(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer

«ACCOUNT_NAME»
«ADDRESS_1»
«ADDRESS_2»
«ADDRESS_3»
«CITY_», «STATE» «ZIP»

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your voting instruction card in the envelope provided as soon as possible

OR

Vote online at cleartrustonline.com/kidpik

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and the Company's 2022 Annual Report on Form 10-K are available at cleartrustonline.com/kidpik.

KIDPIK CORP.
REVOCABLE PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Kidpik Corp., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around May 1, 2023, and hereby appoints Ezra Dabah and Adir Katzav (the "Proxies") or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if in virtual attendance at the 2023 Annual Meeting of Stockholders of the Company to be held at 3:00 p.m. local time on June 19, 2023, online at www.cleartrustonline.com/kidpik or at any adjournments or postponements thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein and all such other business as may properly come before the meeting. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.